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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 3, 2001

                           ELECTRIC FUEL CORPORATION

            (Exact name of registrant as specified in its charter)

        Delaware                       0-23336               95-4302784
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)

        632 Broadway, Suite 301, New York, New York               10012
           (Address of Principal Executive Offices)             (Zip Code)

     Registrant's telephone number, including area code:  (212) 529-9200

          120 Wood Avenue Suite, Suite 300, Iselin, New Jersey 08830 (Former name or former address, ifchanged since last report)

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                              Page 1 of 33 Pages
                        Exhibit Index appears on Page 4
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Item 5.    Other Events

         Effective as of May 3, 2001, we effected modifications to our Series A Warrant dated November 17, 2000 to purchase 666,667 shares of our common stock (the "Series A Warrant") and our Series B Warrant dated November 17, 2000 to purchase 333,333 shares of our common stock (the "Series B Warrant"). The Series A Warrant and the Series B Warrant were originally issued by us to an institutional investor pursuant to a securities purchase agreement dated as of November 17, 2000 by and between us and that institutional investor. Pursuant to the securities purchase agreement, the institutional investor has consented to, and waived certain provisions in the securities purchase agreement related to, our sale of certain of our securities in accordance with the terms set forth in our prospectus supplement dated May 3, 2001. In consideration for the institutional investor's waiver and consent we have (i) amended the exercise price applicable to the Series A Warrant held by the institutional investor from $12.56 per share to $3.50 per share and (ii) amended the exercise price applicable to the Series B Warrant held by the institutional investor from $11.31 per share to $2.52 per share. The institutional investor has agreed to immediately exercise the modified Series B Warrant after the filing of this Form 8-K, and we will issue to the institutional investor a modified Series A Warrant to reflect the change in the exercise price in exchange for the institutional investor's surrender of its existing Warrant Certificate. As additional consideration for the institutional investor's waiver and consent, we have issued to the institutional investor a warrant to purchase 250,000 shares of our common stock at a per share price of $3.08 (the "Series C Warrant").

         The Series A Warrant and the Series B Warrant and the shares of our common stock underlying the warrants were registered with the Securities and Exchange Commission in a registration statement on Form S-3, SEC File No. 333-49628, filed on November 9, 2000, as supplemented by a Supplement to Registration Statement No. 333-49628, filed with the Securities and Exchange Commission on November 17, 2000. Under the terms of the Series C Warrant, we have agreed to register for resale, under the Securities Act of 1933, as amended, the shares of our common stock issuable by us on exercise of the Series C Warrant.

         The foregoing description of the terms of the Series C Warrant is qualified in its entirety by reference to the Series C Warrant itself. A copy of the form of Series C Warrant is attached to this report as Exhibit 4a and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits

           (c) Exhibits.  A list of exhibits required is
                          given in the Exhibit Index that precedes the exhibits filed with this report.


                                    Page 2
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRIC FUEL CORPORATION
                                                        (Registrant)

                                       By:          /s/Yehuda Harats
                                             ------------------------------
                                             Name:  Yehuda Harats
                                             Title: President and Chief
                                                    Executive Officer

Dated:   May 4, 2001



                                    Page 3
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                                  EXHIBIT INDEX

         The following exhibits are filed with this Current Report on Form 8-K.

       Exhibit No.            Description                      Sequential Page
                                                                   Number
                              Series C
          4a                  Stock Purchase Warrant                 5